UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 15, 2014

VSE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-3676 (Commission File Number)	54-0649263 (IRS Employer Identification Number)

6348 Walker Lane
Alexandria, VA 22310
(Address of Principal Executive Offices and Zip Code)

(703) 960-4600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

VSE CORPORATION

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On September 15, 2014, the Board of Directors of VSE Corporation (the "Company") authorized (a) the consolidation of the Company's International Group and Federal Group into a single group directly managed by the Company's chief executive officer and (b) in connection with such action, the elimination of several positions as officers of the Company, including the International Group President and Federal Group President, effective September 30, 2014.  In connection with the above-referenced action by the Company's Board of Directors, Harold J. Flammang, President of the Company's International Group, has resigned his position as an officer and employee of the Company effective as of September 30, 2014.  The Company has agreed to provide Mr. Flammang with severance payments for six months totaling $115,500.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VSE CORPORATION
(Registrant)

Date: September 18, 2014	/s/ Thomas M. Kiernan
Thomas M. Kiernan
Vice President, General Counsel and Secretary